FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
        August 1, 1996

                    MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


  Washington             0-14910            81-0436060
- ------------------   ----------------  --------------------
(State or other       (Commission           (IRS Employer
jurisdiction of       File Number)        Identification No.)
incorporation)


222 W. Mission Ave, Suite 30, Spokane, WA         99201
- -------------------------------------------     ------------
(Address of principal executive offices)        (Zip Code)


 Registrant's telephone number including area code  (509) 326 3443


     Former name or address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS




ITEM 3.  BANKRUPTCY OR RECEIVERSHIP




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS



ITEM 5.  OTHER EVENTS




ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR

The Company received a letter of resignation from Board of Directors member Charles C. Goddard effective immediately. Mr. Goddard cited health reasons for his decision to resign. Mr. Goddard was elected director in 1986.



ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a).  Financial Statements of business acquired

       (b).  Pro forms financial information

       (c).  Exhibits

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  MPM Technologies Inc.


  August 1, 1996                   /s/Robert D. Little
- --------------------             ---------------------------
    (Date)                           Robert D. Little
                                     Secretary